Martin Midstream Partners L.P. February 16, 2023 Fourth Quarter & Full-Year 2022 Earnings Summary and 2023 Financial Guidance Exhibit 99.2

Page 2 MMLP 4Q 2022 Adjusted EBITDA Comparison & Reconciliation Note: numbers may not add due to rounding *Pre-Unallocated SG&A (in millions) Terminalling & Storage Sulfur Services Transportation Natural Gas Liquids SG&A Interest Expense 4Q2022 Actual Net income (loss) $4.3 $9.1 $11.1 $(3.7) $(6.6) $(14.5) $(0.4) Interest expense add back - - - - - $14.5 $14.5 Income tax expense - - - - $2.4 - $2.4 Operating Income (loss) $4.3 $9.1 $11.1 $(3.7) $(4.1) $0.0 $16.6 Depreciation and amortization $6.1 $2.7 $3.8 $0.6 - - $13.3 (Gain) loss on disposition or sale of PP&E $0.1 $(4.6) $(0.2) - - - $(4.7) Lower of cost or market and other non-cash adjustments - $(1.5) - $(6.0) - - $(7.5) Adjusted EBITDA $10.5 $5.7 $14.7 $(9.1) $(4.1) $0.0 $17.8 Adjusted EBITDA* $44.0 $21.9 Unallocated SG&A $(4.3) $(4.1) Total Adjusted EBITDA $39.7 $17.8 Terminalling & Storage 4Q21 Actual 4Q22 Actual Smackover Refinery $3.1 $3.6 Lubricants & Specialty Products $4.3 $3.8 Specialty Terminals $3.2 $2.4 Shore-Based Terminals $0.4 $0.8 Total T&S $11.0 $10.5 Natural Gas Liquids 4Q21 Actual 4Q22 Actual Butane $11.1 $(10.7) Martin Underground Storage $0.7 $0.5 Natural Gasoline $0.5 $0.3 Propane $0.4 $0.8 Total NGLs $12.8 $(9.1) Sulfur Services 4Q21 Actual 4Q22 Actual Fertilizer $7.8 $2.7 Sulfur Prilling $1.5 $1.0 Molten Sulfur $2.1 $2.1 Total Sulfur Services $11.4 $5.7 Transportation 4Q21 Actual 4Q22 Actual Land $7.6 $11.3 Marine $1.2 $3.4 Total Transportation $8.8 $14.7

Page 3 MMLP Full-Year 2022 Adjusted EBITDA Comparison & Reconciliation (in millions) Terminalling & Storage Sulfur Services Transportation Natural Gas Liquids SG&A Interest Expense YTD 4Q22 Actual Net income (loss) $18.9 $24.2 $41.4 $(16.3) $(24.8) $(53.7) $(10.3) Interest expense add back - - - - - $53.7 $53.7 Income tax expense - - - - $7.9 - $7.9 Operating Income (loss) $18.9 $24.2 $41.4 $(16.3) $(6.9) $0.0 $51.3 Depreciation and amortization $28.2 $11.1 $14.6 $2.4 - - $56.2 (Gain) loss on disposition or sale of PP&E $0.2 $(4.6) $(1.1) $(0.2) - - $(5.7) Lower of cost or market and other non-cash derivatives - - - $12.8 - - $12.8 Non-cash unit-based compensation expense - - - - $0.2 - $0.2 Adjusted EBITDA $47.3 $30.7 $54.9 $(1.3) $(16.8) $0.0 $114.9 Terminalling & Storage 1Q22A 2Q22A 3Q22A 4Q22A 2022A Smackover Refinery $3.4 $3.9 $3.2 $3.6 $14.1 Fixed-Fee Lubricants & Specialty Products $5.0 $6.1 $6.4 $3.8 $21.4 Margin Specialty Terminals $2.9 $2.8 $2.7 $2.4 $10.8 Fixed-Fee Shore-Based Terminals $0.3 $0.0 $0.0 $0.8 $1.1 Fixed-Fee Total T&S $11.6 $12.9 $2.3 $10.5 $47.3 Natural Gas Liquids 1Q22A 2Q22A 3Q22A 4Q22A 2022A Butane $5.7 $(0.6) $(1.6) $(10.7) $(7.2) Margin Martin Underground $0.4 $0.3 $0.3 $0.5 $1.5 Fixed-Fee Natural Gasoline $(0.6) $1.4 $1.0 $0.3 $2.0 Fixed-Fee Propane $1.1 $0.2 $0.2 $0.8 $2.4 Margin Total NGLs $6.6 $1.3 $(0.2) $(9.1) $(1.3) Sulfur Services 1Q22A 2Q22A 3Q22A 4Q22A 2022A Fertilizer $11.8 $10.0 $(2.8) $2.7 $21.6 Margin Sulfur Prilling $1.7 $2.2 $1.8 $1.0 $6.8 Fixed-Fee Molten Sulfur $1.8 $1.7 (3.2) $2.1 $2.4 Fixed-Fee Total Sulfur Services $15.3 $13.9 $(4.2) $5.7 $30.7 Transportation 1Q22A 2Q22A 3Q22A 4Q22A 2022A Land $9.5 $12.4 $12.3 $11.3 $45.5 Marine $1.0 $2.1 $2.8 $3.4 $9.4 Total Transportation $10.5 $14.5 $15.1 $14.7 $54.9 Fixed-Fee Adjusted EBITDA* $44.0 $42.7 $23.0 $21.9 $131.6 Unallocated SG&A $(4.1) $(4.3) $(4.2) $(4.1) $(16.8) Total Adjusted EBITDA $40.0 $38.3 $18.8 $17.8 $114.9 Note: numbers may not add due to rounding *Pre-Unallocated SG&A

Page 4 MMLP 4Q & YTD 4Q 2021 Adjusted EBITDA Comparison & Reconciliation Note: numbers may not add due to rounding (in millions) Terminalling & Storage Sulfur Services Transportation Natural Gas Liquids SG&A Interest Expense 4Q21 Actual Net income (loss) $3.9 $8.9 $5.1 $12.2 $(5.6) $(13.7) $10.8 Interest expense add back - - - - - $13.7 $13.7 Income tax expense - - - - $1.3 - $1.3 Operating Income (loss) $3.9 $8.9 $5.1 $12.2 $(4.3) $0.0 $25.8 Depreciation and amortization $7.1 $2.6 $3.7 $0.6 - - $13.9 Gain on disposition or sale of PP&E - $(0.1) - - - - $0.1 Adjusted EBITDA $11.0 $11.4 $8.8 $12.8 $(4.3) $0.0 $39.7 (in millions) Terminalling & Storage Sulfur Services Transportation Natural Gas Liquids SG&A Interest Expense YTD 4Q21 Actual Net income (loss) $15.5 $24.0 $8.4 $25.6 $(19.6) $(54.1) $(0.2) Interest expense add back - - - - - $54.1 $54.1 Income tax expense - - - - $3.4 - $3.4 Operating Income (loss) $15.5 $24.0 $8.4 $25.6 $(16.1) $0.0 $57.3 Depreciation and amortization $28.2 $10.4 $15.7 $2.4 - - $56.8 (Gain) Loss on disposition or sale of PP&E - $(0.1) $(0.1) $0.7 - - $0.5 Gain on involuntary conversion of PP&E $(0.2) - - - - - $(0.2) Non-cash mark-to-market on derivatives - - - $(0.2) - - $(0.2) Non-cash unit-based compensation expense - - - - $0.4 - $0.4 Adjusted EBITDA $43.5 $34.3 $24.1 $28.4 $(15.7) $0.0 $114.5

Page 5 2023E Adjusted EBITDA Guidance Note: numbers may not add due to rounding *Pre-Unallocated SG&A Specialty Products 1Q23E 2Q23E 3Q23E 4Q23E 2023E Lubricants $2.7 $3.3 $3.4 $1.9 $11.3 Grease $2.1 $2.3 $2.3 $1.8 $8.5 Propane $1.1 $0.2 $0.3 $0.9 $2.5 Natural Gasoline $0.2 $0.2 $0.2 $0.2 $0.8 Sub-Total Specialty Products $6.1 $6.0 $6.2 $4.8 $23.1 Butane Optimization $(8.2) $(1.7) - - $(9.9) Total Specialty Products $(2.1) $4.3 $6.2 $4.8 $13.2 Terminalling & Storage 1Q23E 2Q23E 3Q23E 4Q23E 2023E Smackover Refinery $3.7 $3.8 $3.8 $3.7 $15.0 Specialty Terminals $3.2 $3.0 $3.1 $3.0 $12.3 Shore-Based Terminals $1.1 $1.1 $1.1 $1.1 $4.4 Underground Storage $0.4 $0.4 $0.4 $0.4 $1.6 Total T&S $8.4 $8.3 $8.4 $8.2 $33.3 Sulfur Services 1Q23E 2Q23E 3Q23E 4Q23E 2023E Fertilizer $6.7 $7.7 $1.1 $2.9 $18.4 Sulfur Prilling $1.5 $1.5 $1.6 $1.6 $6.2 Molten Sulfur $1.4 $1.4 $1.4 $1.4 $5.6 Total Sulfur Services $9.6 $10.6 $4.1 $5.9 $30.2 Transportation 1Q23E 2Q23E 3Q23E 4Q23E 2023E Land $9.5 $8.8 $8.7 $8.6 $35.6 Marine $2.1 $2.8 $2.6 $2.9 $10.4 Total Transportation $11.6 $11.6 $11.3 $11.5 $46.0 1Q23E 2Q23E 3Q23E 4Q23E 2023E Adjusted EBITDA* $27.5 $34.8 $30.0 $30.4 $122.7 Unallocated SG&A $(4.3) $(4.3) $(4.3) $(4.3) $(17.2) Total Adjusted EBITDA $23.2 $30.5 $25.7 $26.1 $105.5 Butane Optimization $8.2 $1.7 - - $9.9 Bank Compliant Adjusted EBITDA $31.4 $32.2 $25.7 $26.7 $115.4 Bank Compliant Adjusted EBITDA Percentages

Page 6 Disclaimers Use of Non-GAAP Financial Measures Forward Looking Statements This presentation includes certain non-GAAP financial measures such as EBITDA, Adjusted EBITDA, Distributable Cash Flow and Adjusted Free Cash Flow. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP is set forth in the Appendix of this presentation or on our web site at www.MMLP.com. MMLP’s management believes that these non-GAAP financial measures may provide useful information to investors regarding MMLP’s financial condition and results of operations as they provide another measure of the profitability and ability to service its debt and are considered important measures by financial analysts covering MMLP and its peers. The Partnership has not provided comparable GAAP financial information on a forward-looking basis because it would require the Partnership to create estimated ranges on a GAAP basis, which would entail unreasonable effort. Adjustments required to reconcile forward-looking non-GAAP measures cannot be predicted with reasonable certainty but may include, among others, costs related to debt amendments and unusual charges, expenses and gains. Some or all of those adjustments could be significant. Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial or operational estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties, (i) the effects of the continued volatility of commodity prices and the related macroeconomic and political environment, and (ii) other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise except where required to do so by law.